Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	March 1 – March 31, 2012
Federal Tax I.D. #	47-0549819

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Disbursements	MOR-1a	x
Bank Account Information	MOR-1b	x	x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Payments to Professionals	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Alexi A. Wellman	May 15, 2012
Signature of Authorized Individual*	Date

Alexi A. Wellman
Printed Name of Authorized Individual

Chief Financial Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company

Nebraska Book Company, Inc., et al.

MOR1a

Disbursements

March 2012

Company Name	Case Number	Federal ID Number	Amount
NBC Holdings Corporation	11-12006	75-3147477	$—
NBC Acquisition Corporation	11-12008	47-0793347	—
Nebraska Book Company, Inc.	11-12005	47-0549819	18,114,854
Specialty Books, Inc.	11-12007	75-3044807	16
NBC Textbooks, LLC	11-12004	20-1831425	5,598,733
College Bookstores of America, Inc.	11-12009	36-3309518	3,648,052
Campus Authentic, LLC	11-12003	90-0439156	—
Net Textstore, LLC	11-12002	14-1996469	60,000

Total			$27,421,655

The disbursement information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

Nebraska Book Company, Inc., et al.

MOR1b

Account Balances

March 2012

Last 4 digits of Account Number	Book Balance March 31, 2012
Main Corporate Accounts
7107	$98,240,985
3259	785,077
0248	350,000
5099	50,132
9988	4,066
7131	2,005
8027	(4,551)
7107	(1,864,374)
Change Fund	4,137,976
Aggregate individual bookstore accounts	6,773,274 (1)

$108,474,590

(1)	Individual bookstore accounts are swept periodically into the corporate account.

May 15, 2012

Office of the United States Trustee

Subject: March Monthly Operating Report Attestation Regarding Bank Account Reconciliations

The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

The Debtor has, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

/s/ Alexi A. Wellman
Name: Alexi A. Wellman Position: Chief Financial Officer

Sworn to and Subscribed

before me on this 15th

day of May, 2012

/s/ Mary A. Lockard
Notary Public My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.

MOR 2

(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)

CONSOLIDATED STATEMENTS OF OPERATIONS **

FOR THE YEAR ENDED MARCH 31, 2012

(UNAUDITED)

	CONSOLIDATED NBC ACQUIS CORP		ELIMINATIONS	NBC ACQUISITION CORP	NEBRASKA BOOK COMPANY, INC.	NBC TEXTBOOKS, LLC	NET TEXTSTORE, LLC	COLLEGE BOOKSTORES OF AMERICA	SPECIALTY BOOKS, INC.	CAMPUS AUTHENTIC
REVENUES, net of returns	$524,952,516	A	$(39,632,891)	—	$287,278,507	$129,651,357	$11,372,694	$129,970,313	$6,132,099	$180,437

COSTS OF SALES (exclusive of depreciation shown below)	334,246,266		(39,810,053)	—	187,650,237	83,518,721	5,070,301	93,245,665	4,422,211	149,184

Gross profit	190,706,250	A	177,162	—	99,628,270	46,132,636	6,302,393	36,724,648	1,709,888	31,253

OPERATING EXPENSES:
Selling, general and administrative	168,538,283		177,162	—	115,838,526	17,821,673	3,929,406	29,256,253	1,474,952	40,311
Depreciation	7,424,551		—	—	5,597,216	651,994	13,769	1,134,158	27,414	—
Amortization	8,127,923		—	—	1,760,947	5,362,280	—	900,200	104,496	—
Impairment	122,638,927		—	—	106,726,035	—	—	15,912,892	—	—
Stock-based compensation	34,455		—	—	34,455	—	—	—	—	—
Intercompany administrative charge	—		—	—	(8,755,800)	2,865,600	212,400	5,550,000	127,800	—

	306,764,139		177,162	—	221,201,379	26,701,547	4,155,575	52,753,503	1,734,662	40,311

INCOME (LOSS) FROM OPERATIONS	(116,057,889)		—	—	(121,573,109)	19,431,089	2,146,818	(16,028,855)	(24,774)	(9,058)

OTHER EXPENSES (INCOME)
Interest expense	39,464,046		—	2,274,270	37,189,482	158	130	—	6	—
Interest income	(64,695)		—	—	(44,962)	—	—	(19,092)	(641)	—

	39,399,351		—	2,274,270	37,144,520	158	130	(19,092)	(635)	—

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(155,457,240)		—	(2,274,270)	(158,717,629)	19,430,931	2,146,688	(16,009,763)	(24,139)	(9,058)

REORGANIZATION ITEMS	30,300,583		—	—	30,300,753	—	—	(170)	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(185,757,823)		—	(2,274,270)	(189,018,382)	19,430,931	2,146,688	(16,009,593)	(24,139)	(9,058)

INCOME TAX EXPENSE (BENEFIT)	(35,235,000)		—	(88,000)	(35,147,000)	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS	(150,522,823)		—	(2,186,270)	(153,871,382)	19,430,931	2,146,688	(16,009,593)	(24,139)	(9,058)

DISCONTINUED OPERATIONS	(7,842,683)		—	—	(7,402,993)	—	—	(439,690)	—	—

NET INCOME (LOSS)	$(158,365,506)		$—	$(2,186,270)	$(161,274,375)	$19,430,931	$2,146,688	$(16,449,283)	$(24,139)	$(9,058)

A	Deferred rental revenue and gross profit as of March 31, 2012 are $7.5 million and $3.6 million, respectively.
**	Adjustments are still being determined. Results are subject to change during the annual audit process. An updated Monthly Operating Report will be filed once the annual audit process is complete.

NOTE TO MOR-2

Nebraska Book Company, Inc. and its affiliated debtors and debtors in possession (collectively, the “Debtors”) submit this supplement to MOR-2 for the March 2012 monthly operating report.

The Debtors have completed their preliminary year-end financial closing process for the year ended March 31, 2012; however, amounts are subject to change for the year-end audit process. Preliminary results indicate that, while revenue was in-line with forecasts, the Debtors’ EBITDA for the fiscal year ended March 31, 2012 will fall short of forecasts. The Debtors initially projected EBITDA of approximately $40 million to $43 million for the fiscal year, and the Debtors currently anticipate that their adjusted EBITDA (after adjusting for approximately $17 million in non recurring charges related to shut-down costs at approximately 50 unprofitable off-campus stores) will be approximately $39 million over that period.

The Debtors anticipate the causes of the EBITDA shortfall will have only a minor negative effect on their go-forward business plan, will not materially affect long term prospects for growth, nor will result in any material modifications to the Debtors’ Third Amended Joint Plan of Reorganization of Nebraska Book Company, Inc., et al. Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 1086]. Notwithstanding the adjusted EBITDA shortfall, growth at the Debtors’ wholesale rental program is overall exceeding expectations and the Debtors remain confident in the strength of their business model going forward.

As noted in the “Risk Factors” contained in Article XIII.C of the Disclosure Statement Relating to the Third Amended Joint Plan of Reorganization of Nebraska Book Company, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 1087] (the “Disclosure Statement”), the Debtors’ financial projections attached to the Disclosure Statement (the “Financial Projections”) represent management’s best estimate of the Debtors’ future financial performance based on then-known facts and assumptions, and the Debtors’ actual financial results may differ significantly from the Financial Projections based on these or other factors.

Nebraska Book Company, Inc., et al.

MOR 3

(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)

CONSOLIDATED BALANCE SHEETS **

MARCH 31, 2012

	CONSOLIDATED NBC ACQUIS CORP	ELIMINATIONS	NBC ACQUISITION CORP	NEBRASKA BOOK COMPANY, INC.	NBC TEXTBOOKS, LLC	NET TEXTSTORE, LLC	COLLEGE BOOKSTORES OF AMERICA	SPECIALTY BOOKS, INC.	CAMPUS AUTHENTIC
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$108,474,590	$—	$—	$102,241,051	$3,252,000	$—	$2,978,994	$2,545	$—
Intercompany receivable (payable)	—	(26,191,749)	26,191,749	(143,754,080)	172,673,154	5,439,182	(32,230,410)	(2,086,864)	(40,982)
Receivables, net	75,213,560		42	34,758,478	14,396,499	294,892	25,069,700	692,966	983
Inventories	94,663,107	—	—	46,305,848	23,901,259	2,048,504	21,430,541	976,955	—
Recoverable income taxes	11,888,376	—	—	11,888,376	—	—	—	—	—
Deferred income taxes	7,227,819	—	(45,585)	2,770,404	3,896,000	—	506,000	101,000	—
Prepaid expenses and other assets	8,201,741	—	—	3,677,490	4,054,519	—	458,662	11,070	—

	305,669,193	(26,191,749)	26,146,206	57,887,567	222,173,431	7,782,578	18,213,487	(302,328)	(39,999)
PROPERTY AND EQUIPMENT, net of depreciation & amortization	35,947,087	—	—	30,478,124	656,748	128,943	4,375,111	308,161	—
GOODWILL	7,599,064	—	—	7,599,064	—	—	—	—	—

IDENTIFIABLE INTANGIBLES, net of amortization	106,031,364	—	—	39,266,594	63,709,199	—	1,858,452	1,197,119	—
DEBT ISSUE COSTS, net of amortization	255,405	—	255,405	—	—	—	—	—	—
INVESTMENT IN SUBSIDIARIES	—	3,637,556	(154,928,493)	151,290,937	—	—	—	—	—
OTHER ASSETS	2,239,852	—	—	1,849,308	26,285	57,074	307,185	—	—

	$457,741,965	$(22,554,193)	$(128,526,882)	$288,371,594	$286,565,663	$7,968,595	$24,754,235	$1,202,952	$(39,999)

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$13,402,667	$—	$—	$5,959,545	$5,176,151	$—	$2,177,867	$89,068	$36
Accrued employee compensation and benefits	8,370,545	—	—	5,966,428	1,467,199	—	894,646	42,272	—
Accrued interest	1,781,889	—	—	1,781,889	—	—	—	—	—
Accrued incentives	4,813,182	—	—	19,880	4,793,302	—	—	—	—
Accrued expenses	5,311,390	—	—	4,094,323	9,568	194	1,204,419	2,886	—
Income taxes payable	—	—	—	(78,181,652)	73,784,187	1,455,000	3,042,609	(95,511)	(4,633)
Deferred revenue	9,089,160	—	—	7,354,945	—	—	1,734,215	—	—
Current maturities of long-term debt	119,348	—	—	119,348	—	—	—	—	—
DIP term loan facility	124,690,056	—	—	124,690,056	—	—	—	—	—

Total current liabilities	167,578,237	—	—	71,804,762	85,230,407	1,455,194	9,053,756	38,715	(4,597)
LONG-TERM DEBT, net of current maturities	49,670	—	—	49,670	—	—	—	—	—

OTHER LONG-TERM LIABILITIES	53,868	—	—	53,868	—	—	—	—	—

DEFERRED INCOME TAXES	18,722,157	—	(10,292,472)	(150,371)	27,651,000	7,000	1,033,000	474,000	—

LIABILITIES SUBJECT TO COMPROMISE	468,962,608	(26,191,749)	79,390,165	413,812,654	31,177	3,198	1,911,248	5,915	—

COMMITMENTS

REDEEMABLE PREFERRED STOCK
Series A redeemable preferred stock, $.01 par value, 20,000 shares authorized, 10,000 shares outstanding at redemption value	14,076,596	—	14,076,596		—	—	—	—	—

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, voting, authorized 5,000,000 shares of $.01 par value;
554,094 shares issued and outstanding	5,541	(100)	5,541	100	—	—	—	—	—
Additional paid-in capital	111,315,744	(210,489,308)	111,315,744	148,402,259	59,817,667	—	346,232	1,923,150	—
Note receivable from stockholder	—	—	—		—	—	—	—	—
Retained earnings (Accumulated deficit)	(323,022,456)	214,126,964	(323,022,456)	(345,601,348)	113,835,412	6,503,203	12,409,999	(1,238,828)	(35,402)

Total stockholders’ equity (deficit)	(211,701,171)	3,637,556	(211,701,171)	(197,198,989)	173,653,079	6,503,203	12,756,231	684,322	(35,402)

	$457,741,965	$(22,554,193)	$(128,526,882)	$288,371,594	$286,565,663	$7,968,595	$24,754,235	$1,202,952	$(39,999)

**	Adjustments are still being determined. Results are subject to change during the annual audit process. An updated Monthly Operating Report will be filed once the annual audit process is complete.

May 15, 2012

Office of the United States Trustee

Subject: March Monthly Operating Report Attestation Regarding Post-petition Taxes

The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes.

All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Alexi A. Wellman
Name: Alexi A. Wellman
Position: Chief Financial Officer

Sworn to and Subscribed

before me on this 15th

day of May, 2012

/s/ Mary A. Lockard
Notary Public

My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.

MOR5

Accounts Reconciliation and Aging

March 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (1)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the Beginning of the Reporting Period	$61,251,872

Plus: Amounts billed during the period	9,310,400
Less: Amounts collected during the period	(22,612,896)
Less: Amounts written off or returned during the period	(6,771,283)
Less: Customer rebates applied against receivable	(285,751)
Plus (less): Miscellaneous Other	337,884

Change in accounts receivable, net	(20,021,646)

Total Accounts Receivable	41,230,226
Less: Allowance for uncollectible accounts	(1,002,512)

Total Accounts Receivable,net at the End of the Reporting Period	$40,227,714

Accounts Receivable Aging	3/31/2012
0-30 days old	5,127,196
31-60 days old	4,782,024
61-90 days old	20,301,245
Over 90 days old	11,019,761

Total Aged Accounts Receivable	41,230,226
Less: Allowance for uncollectible accounts	(1,002,512)

Net Accounts Receivable	$40,227,714

(1)	“Accounts receivable” in the accompanying Balance Sheet under Form MOR-3 includes certain items which are not included in this table, including receivables for returns to publishers and buy funds receivable.

Nebraska Book Company, Inc., et al.

MOR6

Payments to Professionals

March 2012

Name	Amount
Kirkland & Ellis, LLP	$260,510
Rothschild, Inc.	150,695
AlixPartners, LLP	488,548
Mesirow Financial Consulting, LLC	161,032
Lowenstein Sandler PC	55,256
Stevens & Lee, PC	11,450
Brown Rudnick LLP	74,031
Pachulski Stang Ziehl & Jones LLP	39,862
Young, Conaway, Stargatt & Taylor, LLP	969

Total	$1,242,353

In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered)                     11-12005(PJW)

Reporting Period:                     March 31, 2012

MOR 7

Federal Tax I.D. #                             47-0549819

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X